SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          TREMONT ADVISERS CLASS A

                    GABELLI FOUNDATION
                                 8/07/01              980-           18.6800
                                 8/06/01            2,000-           18.6200
                                 7/30/01            6,000-           18.5694
                                 7/26/01            2,500-           18.5294
                                 7/24/01            2,800-           18.5500
                    GABELLI SECURITIES, INC.
                                 6/30/01           50,390-             *DO
                                 6/27/01            2,000-             *DO



SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-TREMONT ADVISORS "B"
BRIGHTON COMMUNICATIONS CORPORATION
                                 7/25/01            1,000-           18.5200
                                 7/24/01            7,000-           18.5200
                                 7/23/01            6,000-           18.5500
                                 7/20/01            5,000-           18.5500
                                 7/20/01            9,000-           18.5500
                                 7/19/01            5,000-           18.5500
                                 7/18/01            5,000-           18.5200
                                 7/17/01           15,000-           18.5100



          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ SMALL CAP MARKET.

          (2) PRICE EXCLUDES COMMISSION.

	    (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL
              OWNERSHIP.